Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2008

CORPORATE OFFICE

PROPERTIES TRUST

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2008

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties which are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights – Year Ended December 31, 2008

Financial Results

•      We reported net income available to common shareholders of $42.6 million, or $0.87 per diluted share, for the year ended December 31, 2008 as compared to $18.7 million, or $0.39 per diluted share, for the year ended December 31, 2007, representing an increase of 123% per share.  Included in net income available to common shareholders in 2008 was $10.4 million in gain recognized ($8.9 million net of minority interests) on our repurchase of a $37.5 million aggregate principal amount of 3.5% Exchangeable Senior Notes.  Without this gain, our earnings per diluted share for the year ended December 31, 2008 would have been $0.69 per share, representing a 77% increase over the year ended December 31, 2007.

•      We reported funds from operations (“FFO”) – diluted of $150.4 million, or $2.64 per diluted share, for the year ended December 31, 2008 as compared to $125.3 million, or $2.24 per share, for the year ended December 31, 2007, representing an increase of 18% per share.  Included in FFO – diluted in 2008 was $10.4 million in gain recognized on our repurchase of a $37.5 million aggregate principal amount of 3.5% Exchangeable Senior Notes.  Without this gain, our FFO per dilutive share for the year ended December 31, 2008 would have been $2.46 per share, representing a 10% increase over the year ended December 31, 2007.

•      We reported Adjusted FFO (“AFFO”) – diluted of $111.8 million for the year ended December 31, 2008 as compared to $90.8 million for the year ended December 31, 2007, representing an increase of 23%.

•      Our diluted FFO payout ratio was 55% for the year ended December 31, 2008 as compared to 57% for the year ended December 31, 2007.  Our diluted AFFO payout ratio was 74% for the year ended December 31, 2008 as compared to 79% for the year ended December 31, 2007.

Acquisitions / Dispositions

•      We completed the acquisition of three office properties totaling 247,280 square feet for $40.5 million, which included the following:

•      a 124,000 square foot office property located at 3535 Northrop Grumman Point in Colorado Springs, Colorado for $23.2 million on June 10, 2008.  The property is 100% leased, long-term, to Northrop Grumman Corporation and is the location of their Colorado Springs headquarters; and

•      two office properties totaling 123,000 square feet, located at 1560 Cable Ranch Road in San Antonio, Texas, that are known collectively as 151 Technology Center for $17.3 million on June 19, 2008.  The buildings are 100% leased, long-term, to Sears, Air Force Federal Credit Union and AFNI.

•      We sold three operating properties totaling 223,000 square feet for an aggregate of $25.3 million, resulting in a gain before minority interests of $2.6 million.

Development Activities

•      We placed into service 524,000 newly-constructed square feet in nine properties during the year ended December 2008.  Two of these properties contained an aggregate of 89,000 square feet placed into service during 2007.  The space placed in service in these nine properties as of December 31, 2008 was 87.5% leased.

•      We executed leases on an aggregate of approximately 642,000 square feet of newly-constructed or to be constructed space.

•      We completed the formation of M Square Associates, LLC, a joint venture in which we hold a 45% economic interest, and affiliates of the University of Maryland and Manekin LLC hold a combined 55% economic interest.  This joint venture will ground lease, develop and manage office properties, approved for up to approximately 750,000 square feet, located in M Square Research Park in College Park, Maryland, including 222,000 square feet that were under construction at December 31, 2008.

Operations

•      During 2008, we renewed 1.9 million square feet, or 78%, of our expiring office leases (based upon square footage), with an average committed cost of $7.12 per square foot.  For our renewed space, we realized increases of 16% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 6% in total cash rent.  For our renewed and retenanted space of 2.3 million square feet, we realized increases of 12% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 3% in total cash rent.  The average committed cost for our space renewed and retenanted totaled $9.25 per square foot.

•      We recognized $481,000 in lease termination fees, net of write-offs of related straight-line rents and previously unamortized deferred market revenue (SFAS 141 revenues) for the year ended December 31, 2008, as compared to $4.1 million for the year ended December 31, 2007, representing a decrease of 88%.

•      Our same office property cash NOI, excluding the effect of a $2.3 million reduction in gross lease termination fees, increased for the year ended December 31, 2008 by $8.3 million, or 4%, as compared to the year ended December 31, 2007.  Including the effect of lower lease termination fees, our same office property cash NOI increased $5.9 million million, or 3%, as compared to the year ended December 31, 2007.  Our same office portfolio for the year consists of 162 properties and represents 80% of the rentable square footage of our consolidated properties as of December 31, 2008.

•      During 2008, we completed leases for 375,000 square feet on the Unisys Campus in Blue Bell, Pennsylvania, which included the following:

•      a new lease with Merck, Inc. to continue occupancy of the entire 219,000 square foot property located at 785 Jolly Road; and

•      a renewal of Unisys Corporation for 156,000 square feet in the property located at 760 Jolly Road.

Financing Activity and Capital Transactions

•      On May 2, 2008, we closed on a $225.0 million revolving construction loan facility that will be utilized to fund most of the Company’s construction costs over the next several years. The facility has a three-year term with a one-year extension option, and requires interest only payments throughout the term. The interest rate is based on a pricing grid that is dependent on the Company’s leverage, with an initial interest rate on the facility of LIBOR plus 160 basis points.  The facility also has an accordion feature that allows for a potential increase to as much as $325.0 million at a future date.

•      On July 18, 2008, we borrowed $221.4 million under a mortgage loan requiring interest only payments for the term at a variable rate of LIBOR plus 225 basis points. This loan facility has a four-year term with an option to extend by an additional year.

•      The aggregate amount of debt repaid by us during the year ended December 31, 2008 totaled $279.6 million, excluding scheduled principal amortization payments and repayments of our unsecured revolving credit facility and revolving construction facility.

•      Our weighted average interest rates decreased to 5.2% for the year ended December 31, 2008 from 5.8% for the year ended December 31, 2007.

•                  In September 2008, we issued 3.7 million common shares at a public offering price of $39.00 per share for net proceeds of $139.2 million after underwriting discounts but before offering expenses.  The net proceeds were used to pay down our Revolving Credit Facility.

•                  Our Board of Trustees increased our quarterly dividend per Common Share of beneficial interest to $0.3725 per share, representing a 10% increase from the previous per share quarterly dividend of $0.34.

Other Transaction

•                  On August 26, 2008, we loaned $24.8 million to the owner of a 17-story Class A+ office property containing 471,000 square feet in Baltimore, Maryland. We have a secured interest in the ownership of the entity that owns the property and adjacent land parcels that is subordinate to that of a first mortgage on the property. The loan carries an interest rate of 16.0% and matures on August 26, 2011. The property was 90% leased as of December 31, 2008.

Reporting Period Highlights – Fourth Quarter 2008

Financial Results

•                  We reported net income available to common shareholders of $17.4 million, or $0.34 per diluted share, for the quarter ended December 31, 2008 as compared to $5.9 million, or $0.12 per diluted share, for the quarter ended December 31, 2007, representing an increase of 183% per share.  Included in net income available to common shareholders in the quarter ended December 31, 2008 was $10.4 million in gain recognized ($8.9 million net of minority interests) on our repurchase of a $37.5 million aggregate principal amount of 3.5% Exchangeable Senior Notes.  Without this gain, our earnings per diluted share for the quarter ended December 31, 2008 would have been $0.16 per share, representing a 33% increase over the year ended December 31, 2007.

•                  We reported FFO – diluted of $47.6 million, or $0.80 per dilutive share, for the quarter ended December 31, 2008 as compared to $32.8 million, or $0.59 per dilutive share, for the quarter ended December 31, 2007, representing an increase of 36% per share.  Included in FFO – diluted for the quarter ended December 31, 2008 was $10.4 million in gain recognized on our repurchase of a $37.5 million aggregate principal amount of 3.5% Exchangeable Senior Notes.  Without this gain, our FFO per dilutive share for the quarter ended December 31, 2008 would have been $0.62 per share, representing a 5% increase over the quarter ended December 31, 2007.

•                  We reported AFFO – diluted of $36.4 million for the quarter ended December 31, 2008 as compared to $23.2 million for the quarter ended December 31, 2007, representing an increase of 57%.

•                  Our diluted FFO payout ratio was 47% for the quarter ended December 31, 2008 as compared to 57% for the quarter ended December 31, 2007.  Our diluted AFFO payout ratio was 61% for the quarter ended December 31, 2008 as compared to 81% for the quarter ended December 31, 2007.

Development Activities

•                  During the quarter ended December 31, 2008, we placed into service 91,000 square feet in newly-constructed space located at 7700 Potranco Road in San Antonio, Texas.  We also placed into service 59,000 square feet in a redeveloped property located at 2900 Towerview Road in Herndon, Virginia.

•                  We executed leases on an aggregate of approximately 87,000 square feet of newly-constructed or to be constructed space, the largest of which was for 73,000 of the 186,000 square foot property to be located at 300 Sentinel Drive in Annapolis Junction, Maryland with Mitre Corporation for a ten-year term.

Operations

•                  Our wholly owned portfolio was 93.2% occupied and 93.7% leased as of December 31, 2008.  Our entire portfolio was 93.1% occupied and 93.6% leased as of December 31, 2008.

•                  The weighted average lease term of our wholly owned portfolio was 4.8 years as of December 31, 2008, with an average contractual rental rate (including tenant reimbursements of operating costs) of $22.40 per square foot.

•                  Our same office property cash NOI, excluding the effect of a $488,000 reduction in gross lease termination fees, increased for the quarter ended December 31, 2008 by $1.5 million, or 3%, as compared to the quarter ended December 31, 2007.  Including the effect of lower lease termination fees, our same office property cash NOI increased $1.0 million, or 2%, as compared to the quarter ended December 31, 2007.  Our same office portfolio for the quarter consists of 220 properties and represents 91% of the rentable square footage of our consolidated properties as of December 31, 2008.

•                  For the quarter ended December 31, 2008, we renewed 315,000 square feet, or 79%, of our expiring office leases (based upon square footage), with an average committed cost of $10.38 per square foot.  For our renewed space during the quarter ended December 31, 2008, we realized an increase of 5% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 3% in total cash rent.  For our renewed and retenanted space of 347,000 square feet during the quarter ended December 31, 2008, we realized an increase of 5% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 3% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended December 31, 2008 totaled $11.08 per square foot.

•                  We recognized $183,000 in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), in the quarter ended December 31, 2008, as compared to $578,000 in the quarter ended December 31, 2007, representing a decrease of 68%.

Financing Activity

•                  As of December 31, 2008, our ratio of debt to market capitalization was 48%, and our ratio of debt to undepreciated book value of real estate assets was 58%.  We achieved an EBITDA to interest coverage ratio of 3.74x and an EBITDA to fixed charge coverage ratio of 3.08x for the quarter ended December 31, 2008.

•                  In November 2008, we repurchased a $37.5 million aggregate principal amount of our 3.5% Exchangeable Senior Notes for $26.7 million.  As discussed above, we recognized a gain of $10.4 million in connection with this repurchase.

•                  During the quarter ended December 31, 2008, we executed the following interest rate swap agreements:

•                  $100.0 million notional amount on October 24, 2008 that fixes the one-month LIBOR base rate at 2.51% effective on November 3, 2008 and expiring on December 31, 2009;

•                  $120.0 million notional amount on December 17, 2008 that fixes the one-month LIBOR base rate at 1.76% effective on January 2, 2009 and expiring on May 1, 2012; and

•                  $100.0 million notional amount on December 29, 2008 that fixes the one-month LIBOR base rate at 1.975% effective on January 1, 2010 and expiring on May 1, 2012.

•                  As of December 31, 2008, 74.0% of our debt had fixed interest rates, including the effect of interest rate swaps in effect.

Subsequent Events

•                  We executed a lease on 54,000 of an 82,000 square foot property to be constructed at North Gate Business Park in Aberdeen, Maryland with the MITRE Corporation for a ten-year term.

•      Our property located at 2900 Towerview in Herndon, Virginia became 100% leased with the execution of a 67,000 square foot lease with Qwest Corporation for an eight-year term.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2007.

Annual Selected Financial Summary Data

(Dollars in thousands, except per share amounts)

	Year Ended December 31,
	2008	2007	2006

Revenues from real estate operations	$399,633	$365,914	$291,444

Total revenues	$588,018	$407,139	$351,528

Earnings before interest, income taxes, depreciation and amortization (“EBITDA”)	255,633	235,271	213,389

Net income	58,668	34,784	49,227
Preferred shared dividends	(16,102)	(16,068)	(15,404)
Issuance costs associated with redeemed preferred shares	—	—	(3,896)
Net income available to common shareholders	$42,566	$18,716	$29,927

Diluted earnings per share (“EPS”)	$0.87	$0.39	$0.69

Diluted EPS, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$0.69	$0.39	$0.78

Diluted funds from operations (“FFO”)	$150,401	$125,309	$98,937

Diluted FFO per share	$2.64	$2.24	$1.91

Diluted FFO per share, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$2.46	$2.24	$1.99

Diluted adjusted funds from operations (“AFFO”)	$111,833	$90,767	$74,679

Payout ratios:

Earnings payout	166.4%	327.7%	166.0%

Diluted FFO payout	54.8%	57.5%	60.3%
Diluted AFFO payout	73.6%	79.3%	79.9%

Total dividends/distributions	$99,108	$88,741	$75,730

Annual Consolidated Balance Sheets

(dollars in thousands)

	December 31,
	2008	2007	2006
Assets
Investment in real estate:
Land - operational	$423,985	$416,711	$343,098
Land - development	220,863	214,696	153,436
Construction in progress	272,220	181,316	144,991
Buildings and improvements	2,202,931	2,079,963	1,689,359
Less: accumulated depreciation	(343,110)	(288,747)	(219,574)
Net investment in real estate	2,776,889	2,603,939	2,111,310

Cash and cash equivalents	6,775	24,638	7,923
Restricted cash	13,745	15,121	52,856
Accounts receivable, net	13,684	24,831	26,367
Deferred rent receivable	64,131	53,631	41,643
Intangible assets on real estate acquisitions, net	91,848	108,661	43,710
Deferred charges, net	52,006	49,051	87,325
Prepaid and other assets	93,789	51,981	48,467
Total assets	$3,112,867	$2,931,853	$2,419,601

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,704,123	$1,625,842	$1,298,537
3.5% Exchangeable Senior Notes	162,500	200,000	200,000
Accounts payable and accrued expenses	93,625	75,535	68,190
Rents received in advance and security deposits	30,464	31,234	20,237
Dividends/distributions payable	25,794	22,441	19,164
Deferred revenue associated with acquired operating leases	10,816	11,530	11,120
Distributions in excess of investment in unconsolidated real estate joint ventures	4,770	4,246	3,614
Other liabilities	9,596	8,288	8,249
Total liabilities	2,041,688	1,979,116	1,629,111

Minority interests:
Common units in the Operating Partnership	118,810	114,127	104,934
Preferred units in the Operating Partnership	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,255	7,168	2,453
Total minority interests	137,865	130,095	116,187

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	76
Common shares	518	474	429
Additional paid-in capital	1,091,890	950,615	758,032
Cumulative distributions in excess of net income	(154,426)	(126,156)	(83,541)
Accumulated other comprehensive loss	(4,749)	(2,372)	(693)
Total shareholders’ equity	933,314	822,642	674,303
Total shareholders’ equity and minority interests	1,071,179	952,737	790,490
Total liabilities, minority interests and shareholders’ equity	$3,112,867	$2,931,853	$2,419,601

Annual Consolidated Statements of Operations

(in thousands, except per share data)

	Year Ended December 31,
	2008	2007	2006
Revenues
Rental revenue	$336,942	$314,696	$253,021
Tenant recoveries and other real estate operations revenue	62,691	51,218	38,423
Construction contract revenues	186,608	37,074	52,182
Other service operations revenues	1,777	4,151	7,902
Total revenues	588,018	407,139	351,528

Expenses
Property operating expenses	141,139	123,258	93,088
Depreciation and amortization associated with real estate operations	102,720	104,700	76,344
Construction contract expenses	182,111	35,723	49,961
Other service operations expenses	2,031	4,070	7,384
General and administrative expenses	25,329	21,704	18,048
Total operating expenses	453,330	289,455	244,825

Operating income	134,688	117,684	106,703
Interest expense	(83,646)	(85,576)	(72,984)
Interest and other income	2,070	3,030	1,077
Gain on early extinguishment of debt	10,376	—	—

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	63,488	35,138	34,796
Equity in loss of unconsolidated entities	(147)	(224)	(92)
Income tax expense	(201)	(569)	(887)
Income from continuing operations before minority interests	63,140	34,345	33,817
Minority interest in income from continuing operations
Common units in the Operating Partnership	(6,772)	(2,793)	(3,218)
Preferred units in the Operating Partnership	(660)	(660)	(660)
Other consolidated entities	(56)	122	136
Income from continuing operations	55,652	31,014	30,075
Income from discontinued operations, net of income taxes and minority interests	2,179	2,210	18,420
Income before gain on sales of real estate	57,831	33,224	48,495
Gain on sales of real estate, net of income taxes and minority interests	837	1,560	732
Net income	58,668	34,784	49,227
Preferred share dividends	(16,102)	(16,068)	(15,404)
Issuance costs associated with redeemed preferred shares	—	—	(3,896)
Net income available to common shareholders	$42,566	$18,716	$29,927

For diluted EPS computations:
Numerator for dilutive EPS	$42,566	$18,716	$29,927

Denominator:
Weighted average common shares - basic	48,132	46,527	41,463
Dilutive effect of share-based compensation awards	733	1,103	1,799
Weighted average common shares - diluted	48,865	47,630	43,262

Diluted EPS	$0.87	$0.39	$0.69

Annual Consolidated Reconciliations of FFO, AFFO, EPS

and as adjusted amounts

(in thousands, except per share data)

	Year Ended December 31,
	2008	2007	2006

Net income	$58,668	$34,784	$49,227
Combined real estate related depreciation and other amortization	102,772	106,260	78,631
Depreciation and amortization of unconsolidated real estate entities	648	666	910
Depreciation and amortization allocable to minority interests in other consol. entities	(270)	(188)	(163)
Gain on sale of real estate properties, excluding redevelopment, net of income taxes	(2,630)	(3,827)	(17,644)
FFO	$159,188	$137,695	$110,961

Minority interest - common units, gross	7,315	3,682	7,276
Preferred share dividends	(16,102)	(16,068)	(15,404)
Issuance costs associated with redeemed preferred shares	—	—	(3,896)
Basic and diluted FFO	$150,401	$125,309	$98,937

Straight line rent adjustments	(10,211)	(11,722)	(9,740)
Amortization of deferred market rental revenue	(2,064)	(1,985)	(1,904)
Recurring capital expenditures	(26,293)	(20,835)	(16,510)
Issuance costs associated with redeemed preferred shares	—	—	3,896
Diluted AFFO	$111,833	$90,767	$74,679

Preferred dividends	$16,102	$16,068	$15,404
Preferred distributions	660	660	660
Common distributions	11,510	10,682	9,996
Common dividends	70,836	61,331	49,670
Total dividends/distributions	$99,108	$88,741	$75,730

Denominator for diluted EPS	48,865	47,630	43,262
Common units	8,107	8,296	8,511
Denominator for diluted FFO per share	56,972	55,926	51,773

Diluted FFO	$150,401	$125,309	$98,937
Gain on early extinguishment of debt	(10,376)	—	—
Issuance costs associated with redeemed preferred shares	—	—	3,896
Diluted FFO, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$140,025	$125,309	$102,833
Diluted FFO per share, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$2.46	$2.24	$1.99

Numerator for diluted EPS computation	$42,566	$18,716	$29,927
Gain on early extinguishment of debt	(10,376)	—	—
Minority interests share of gain on early extinguishment of debt	1,438	—	—
Issuance costs associated with redeemed preferred shares	—	—	3,896
Numerator for diluted EPS computation, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$33,628	$18,716	$33,823
Diluted EPS, as adjusted for gain on early extinguishment of debt and issuance costs associated with redeemed preferred shares	$0.69	$0.39	$0.78

Annual Consolidated Reconciliation of EBITBA,

Discontinued Operations, Gains on Sales of Real Estate

and Certain Non-GAAP Measures

(Dollars and shares in thousands)

	Year Ended December 31,
	2008	2007	2006

Net income	$58,668	$34,784	$49,227
Combined interest expense	83,697	86,958	75,401
Combined income tax expense	779	1,684	887
Depreciation of furniture, fixtures and equipment	1,570	1,365	1,443
Combined real estate related depreciation and other amortization	102,772	106,260	78,631
Minority interest - preferred units	660	660	660
Minority interest - other consolidated entities	172	(122)	(136)
Minority interest - common units, gross	7,315	3,682	7,276
EBITDA	$255,633	$235,271	$213,389

Common dividends for earnings payout ratio	$70,836	$61,331	$49,670
Common distributions	11,510	10,682	9,996
Dividends and distributions for diluted FFO and AFFO payout ratio	$82,346	$72,013	$59,666

Total tenant improvements and incentives on operating properties	$20,355	$21,487	$20,649
Total capital improvements on operating properties	11,261	11,230	11,779
Total leasing costs for operating properties	4,033	7,562	8,610
Less: Nonrecurring tenant improvements and incentives on operating properties	(5,692)	(12,192)	(13,862)
Less: Nonrecurring capital improvements on operating properties	(3,503)	(4,494)	(5,418)
Less: Nonrecurring leasing costs for operating properties	(318)	(2,856)	(6,388)
Add: Recurring improvements on operating properties held through joint ventures	157	98	1,140
Recurring capital expenditures	$26,293	$20,835	$16,510

Discontinued operations
Revenues from real estate operations	$358	$3,608	$13,271
Property operating expenses	(210)	(1,871)	(3,277)
Depreciation and amortization	(52)	(1,560)	(2,287)
Income taxes	—	(44)	—
Interest	(51)	(1,382)	(2,417)
Gain on sales of depreciated real estate properties	2,526	3,871	17,031
Income from discontinued operations	2,571	2,622	22,321
Minority interests in discontinued operations	(392)	(412)	(3,901)
Income from discontinued operations, net of minority interests	$2,179	$2,210	$18,420

Interest expense from continuing operations	$83,646	$85,576	$72,984
Interest expense from discontinued operations	51	1,382	2,417
Combined interest expense	$83,697	$86,958	$75,401

Depreciation and amortization	$102,720	$104,700	$76,344
Depreciation and amortization from discontinued operations	52	1,560	2,287
Combined real estate related depreciation and other amortization	$102,772	$106,260	$78,631

Income tax expense from continuing operations	$201	$569	$887
Income tax expense from gain on sales of discontinued operations	—	44	—
Income tax expense from gain on other sales of real estate	578	1,071	—
Combined income tax expense	$779	$1,684	$887

Gain on sales of real estate, net, per statements of operations	$837	$1,560	$732
Add income taxes and minority interest	845	1,548	157
Gain on sales of real estate from discontinued operations	2,526	3,871	17,031
Combined gain on sales of real estate	4,208	6,979	17,920
Non-operational property sales and real estate services	(1,682)	(3,108)	(276)
Gain on sales of depreciated real estate properties	$2,526	$3,871	$17,644

Quarterly Selected Financial Summary Data

(dollars in thousands, except per share data)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Revenues from real estate operations	$103,599	$101,086	$97,946	$97,002	$94,352

Total revenues	$168,944	$191,088	$120,370	$107,616	$102,850

Combined net operating income	$66,813	$65,223	$64,063	$62,543	$63,519

EBITDA	$72,784	$62,372	$60,327	$60,150	$61,255

Net income	$21,471	$12,949	$12,853	$11,395	$9,929
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,025)
Net income available to common shareholders	$17,445	$8,924	$8,827	$7,370	$5,904

Diluted EPS	$0.34	$0.19	$0.18	$0.15	$0.12

Diluted EPS, as adjusted for gain on early extinguishment of debt	$0.16	$0.19	$0.18	$0.15	$0.12

Diluted FFO	$47,636	$36,187	$34,205	$32,373	$32,832

Diluted FFO per share	$0.80	$0.64	$0.61	$0.58	$0.59

Diluted FFO per share, as adjusted for gain on early extinguishment of debt	$0.62	$0.64	$0.61	$0.58	$0.59

Diluted AFFO	$36,421	$25,774	$25,148	$24,490	$23,232

Payout ratios:

Earnings payout	110.5%	215.0%	183.5%	219.4%	272.6%

Diluted FFO payout	46.7%	61.4%	55.5%	58.5%	57.5%

Diluted AFFO payout	61.0%	86.1%	75.4%	77.4%	81.2%

Total dividends/distributions	$26,420	$26,394	$23,160	$23,134	$23,064

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Assets
Investment in real estate:
Land - operational	$423,985	$421,311	$420,182	$416,632	$416,711
Land - development	220,863	221,066	208,742	210,449	214,696
Construction in progress	272,220	274,809	247,422	198,514	181,316
Buildings and improvements	2,202,931	2,159,530	2,145,700	2,095,178	2,079,963
Less: accumulated depreciation	(343,110)	(339,429)	(320,879)	(303,709)	(288,747)
Net investment in real estate	2,776,889	2,737,287	2,701,167	2,617,064	2,603,939

Cash and cash equivalents	6,775	21,316	12,857	37,607	24,638
Restricted cash	13,745	15,534	23,066	16,712	15,121
Accounts receivable, net	13,684	13,044	23,452	19,832	24,831
Deferred rent receivable	64,131	62,137	59,238	56,330	53,631
Intangible assets on real estate acquisitions, net	91,848	98,282	104,136	102,647	108,661
Deferred charges, net	52,006	51,680	48,620	48,231	49,051
Prepaid and other assets	93,789	100,448	37,934	38,321	51,981
Total assets	$3,112,867	$3,099,728	$3,010,470	$2,936,744	$2,931,853

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,704,123	$1,656,280	$1,704,351	$1,645,968	$1,625,842
3.5% Exchangeable Senior Notes	162,500	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	93,625	93,676	82,526	66,210	75,535
Rents received in advance and security deposits	30,464	26,372	32,569	33,169	31,234
Dividends and distributions payable	25,794	25,774	22,548	22,519	22,441
Deferred revenue associated with acquired operating leases	10,816	11,832	12,762	10,665	11,530
Distributions in excess of investment in unconsolidated real estate joint ventures	4,770	4,668	4,506	4,215	4,246
Other liabilities	9,596	7,059	8,820	10,171	8,288
Total liabilities	2,041,688	2,025,661	2,068,082	1,992,917	1,979,116

Minority interests:
Common units in the Operating Partnership	118,810	122,557	111,033	111,904	114,127
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,255	10,169	10,259	8,421	7,168
Total minority interests	137,865	141,526	130,092	129,125	130,095

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	518	515	477	476	474
Additional paid-in capital	1,091,890	1,086,210	956,683	953,473	950,615
Cumulative distributions in excess of net income	(154,426)	(152,589)	(142,330)	(134,960)	(126,156)
Accumulated other comprehensive loss	(4,749)	(1,676)	(2,615)	(4,368)	(2,372)
Total shareholders’ equity	933,314	932,541	812,296	814,702	822,642
Total shareholders’ equity and minority interests	1,071,179	1,074,067	942,388	943,827	952,737
Total liabilities, minority interests and shareholders’ equity	$3,112,867	$3,099,728	$3,010,470	$2,936,744	$2,931,853

Quarterly Consolidated Statements of Operations

(in thousands, except per share data)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Revenues
Rental revenue	$87,018	$85,060	$83,154	$81,710	$81,046
Tenant recoveries and other real estate operations revenue	16,581	16,026	14,792	15,292	13,306
Construction contract revenues	64,920	89,653	21,899	10,136	7,716
Other service operations revenues	425	349	525	478	782
Total revenues	168,944	191,088	120,370	107,616	102,850

Expenses
Property operating expenses	36,786	35,854	33,957	34,542	31,090
Depreciation and amortization associated with real estate operations	27,290	25,583	24,955	24,892	25,889
Construction contract expenses	63,623	87,111	21,472	9,905	7,597
Other service operations expenses	429	546	454	602	733
General and administrative expenses	7,257	6,103	6,036	5,933	5,758
Total operating expenses	135,385	155,197	86,874	75,874	71,067

Operating income	33,559	35,891	33,496	31,742	31,783
Interest expense	(20,512)	(21,675)	(20,347)	(21,112)	(21,689)
Interest and other income	1,146	559	170	195	215
Gain on early extinguishment of debt	10,376	—	—	—	—

Income from continuing operations before equity in income (loss) of unconsolidated entities, income taxes and minority interests	24,569	14,775	13,319	10,825	10,309
Equity in income (loss) of unconsolidated entities	20	(57)	(56)	(54)	(27)
Income tax (expense) benefit	(99)	(97)	107	(112)	(89)
Income from continuing operations before minority interests	24,490	14,621	13,370	10,659	10,193
Minority interest in income from continuing operations
Common units in the Operating Partnership	(2,814)	(1,593)	(1,378)	(987)	(916)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	(40)	90	(120)	14	32
Income from continuing operations	21,471	12,953	11,707	9,521	9,144
(Loss) income from discontinued operations, net of income taxes and minority interests	—	(8)	1,115	1,072	424
Income before gain on sales of real estate	21,471	12,945	12,822	10,593	9,568
Gain on sales of real estate, net of income taxes and minority interests	—	4	31	802	361
Net income	21,471	12,949	12,853	11,395	9,929
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,025)
Net income available to common shareholders	$17,445	$8,924	$8,827	$7,370	$5,904

For diluted EPS computations:
Numerator for diluted EPS	$17,445	$8,924	$8,827	$7,370	$5,904

Denominator:
Weighted average common shares - basic	51,120	47,273	47,110	47,001	46,947
Dilutive effect of share-based compensation awards	640	916	888	765	914
Weighted average common shares - diluted	51,760	48,189	47,998	47,766	47,861

Diluted EPS	$0.34	$0.19	$0.18	$0.15	$0.12

Quarterly Consolidated Reconciliations of FFO, AFFO, EPS

and as adjusted amounts

(in thousands, except per share data)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Net income	$21,471	$12,949	$12,853	$11,395	$9,929
Combined real estate related depreciation and other amortization	27,290	25,583	24,955	24,944	26,607
Depreciation and amortization of unconsolidated real estate entities	159	162	163	164	163
Depreciation and amortization allocable to minority interests in other consol. entities	(72)	(74)	(75)	(49)	(51)
Gain on sales of real estate properties, excluding development, net of income taxes	—	—	(1,250)	(1,380)	(1,049)
FFO	48,848	38,620	36,646	35,074	35,599

Minority interest - common units, gross	2,814	1,592	1,585	1,324	1,258
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,025)
Basic and diluted FFO	47,636	36,187	34,205	32,373	32,832

Straight line rent adjustments	(1,927)	(2,850)	(2,778)	(2,656)	(2,680)
Amortization of deferred market rental revenue	(606)	(555)	(458)	(445)	(416)
Recurring capital expenditures	(8,682)	(7,008)	(5,821)	(4,782)	(6,504)
Diluted AFFO	$36,421	$25,774	$25,148	$24,490	$23,232

Preferred dividends	$4,026	$4,025	$4,026	$4,025	$4,025
Preferred distributions	165	165	165	165	165
Common distributions	2,946	3,021	2,772	2,771	2,777
Common dividends	19,283	19,183	16,197	16,173	16,097
Total dividends/distributions	$26,420	$26,394	$23,160	$23,134	$23,064

Denominator for diluted EPS	51,760	48,189	47,998	47,766	47,861
Common units	7,993	8,130	8,151	8,154	8,167
Denominator for diluted FFO per share	59,753	56,319	56,149	55,920	56,028

Diluted FFO	$47,636	$36,187	$34,205	$32,373	$32,832
Gain on early extinguishment of debt	(10,376)	—	—	—	—
Diluted FFO, as adjusted for gain on early extinguishment of debt	$37,260	$36,187	$34,205	$32,373	$32,832
Diluted FFO per share, as adjusted for gain on early extinguishment of debt	$0.62	$0.64	$0.61	$0.58	$0.59

Numerator for diluted EPS computation	$17,445	$8,924	$8,827	$7,370	$5,904
Gain on early extinguishment of debt	(10,376)	—	—	—	—
Minority interests share of gain on early extinguishment of debt	1,438	—	—	—	—
Numerator for diluted EPS computation, as adjusted for gain on early extinguishment of debt	$8,507	$8,924	$8,827	$7,370	$5,904
Diluted EPS, as adjusted for gain on early extinguishment of debt	$0.16	$0.19	$0.18	$0.15	$0.12

Quarterly Consolidated Reconciliations of EBITDA, Combined NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Net income	$21,471	$12,949	$12,853	$11,395	$9,929
Combined interest expense	20,512	21,675	20,357	21,153	21,769
Combined income tax expense (benefit) (1)	99	97	(102)	685	1,201
Depreciation of furniture, fixtures and equipment (FF&E)	393	401	392	384	358
Combined real estate related depreciation and other amortization	27,290	25,583	24,955	24,944	26,607
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	40	(90)	122	100	(32)
Minority interest - common units, gross	2,814	1,592	1,585	1,324	1,258
EBITDA	$72,784	$62,372	$60,327	$60,150	$61,255
Add back:
General and administrative	7,257	6,103	6,036	5,933	5,758
Depreciation of FF&E included in general and administrative expense	(393)	(401)	(392)	(384)	(358)
Income from service operations	(1,293)	(2,345)	(498)	(107)	(168)
Interest and other income	(1,146)	(559)	(170)	(195)	(215)
Gain on sales of depreciated real estate properties	—	—	(1,250)	(1,276)	(1,093)
Gain on early extinguishment of debt	(10,376)	—	—	—	—
Non-operational property sales and real estate services	—	(4)	(46)	(1,632)	(1,687)
Equity in (income) loss of unconsolidated entities	(20)	57	56	54	27
Combined net operating income (“NOI”)	$66,813	$65,223	$64,063	$62,543	$63,519

Discontinued Operations
Revenues from real estate operations	$—	$3	$85	$270	$549
Property operating expenses	—	(12)	(11)	(187)	(292)
Depreciation and amortization	—	—	—	(52)	(718)
Income taxes	—	—	—	—	(44)
Interest	—	—	(10)	(41)	(80)
Gain on sales of depreciated real estate properties	—	—	1,250	1,276	1,093
(Loss) income from discontinued operations	—	(9)	1,314	1,266	508
Minority interests in discontinued operations	—	1	(199)	(194)	(84)
(Loss) income from discontinued operations, net of minority interests	$—	$(8)	$1,115	$1,072	$424

Gain on sales of real estate, net, per statements of operations	$—	$4	$31	$802	$361
Add income taxes and minority interest	—	—	15	830	1,326
Gain on sales of real estate from discontinued operations	—	—	1,250	1,276	1,093
Combined gain on sales of real estate	—	4	1,296	2,908	2,780
Non-operational property sales and real estate services	—	(4)	(46)	(1,632)	(1,687)
Gain on sales of depreciated real estate properties	$—	$—	$1,250	$1,276	$1,093

(1)	Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 44).

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	2008				2007
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares	51,790	51,530	47,702	47,616	47,366
Common Units	7,908	8,111	8,151	8,151	8,167
Total	59,698	59,641	55,853	55,768	55,533
End of Quarter Common Share Price	$30.70	$40.35	$34.33	$33.61	$31.50
Market Value of Common Shares/Units	$1,832,729	$2,406,514	$1,917,433	$1,874,353	$1,749,290

Common Shares Trading Volume
Average Daily Volume (Shares)	1,289	649	438	548	482
Average Daily Volume	$35,680	$24,908	$16,222	$16,981	$17,714
As a Percentage of Weighted Average Common Shares	2.5%	1.4%	0.9%	1.2%	1.0%

Common Share Price Range (price per share)
Quarterly High	$39.84	$43.50	$40.00	$36.16	$45.39
Quarterly Low	$20.39	$32.00	$33.65	$25.43	$30.81
Quarterly Average	$27.68	$38.37	$37.05	$30.97	$36.75

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	51,120	47,273	47,110	47,001	46,947
Dilutive effect of share-based compensation awards	640	916	888	765	914
Common Units	7,993	8,130	8,151	8,154	8,167
Denominator for funds from operations per share - diluted	59,753	56,319	56,149	55,920	56,028

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	1,832,729	2,406,514	1,917,433	1,874,353	1,749,290
Total Equity Market Capitalization	$2,057,862	$2,631,648	$2,142,567	$2,099,487	$1,974,423

Total Debt	$1,866,623	$1,856,280	$1,904,351	$1,845,968	$1,825,842

Total Market Capitalization	$3,924,485	$4,487,928	$4,046,918	$3,945,455	$3,800,265

Debt to Total Market Capitalization	47.6%	41.4%	47.1%	46.8%	48.0%
Debt to Total Assets	60.0%	59.9%	63.3%	62.9%	62.3%
Debt to Undepreciated Book Value of Real Estate Assets	58.1%	58.5%	60.9%	61.1%	60.8%

Quarterly Debt Analysis

(Dollars in thousands)

	2008								2007
	December 31		September 30		June 30		March 31		December 31
Debt Outstanding
Mortgage Loans	$1,189,767		$1,193,659		$1,099,830		$1,144,879		$1,160,753
Construction Loans (1)	121,856		82,121		139,521		104,089		104,089
Unsecured Revolving Credit Facility (2)	392,500		380,500		465,000		397,000		361,000
Exchangeable Senior Notes	162,500		200,000		200,000		200,000		200,000
	$1,866,623		$1,856,280		$1,904,351		$1,845,968		$1,825,842

Average Outstanding Balance
Mortgage Loans	$1,190,698		$1,253,145		$1,107,674		$1,157,866		$1,163,419
Construction Loans	99,329		78,842		126,186		104,089		104,084
Unsecured Revolving Credit Facility	416,628		421,587		435,238		377,420		352,043
Exchangeable Senior Notes	182,833		200,000		200,000		200,000		200,000
	$1,889,488		$1,953,574		$1,869,098		$1,839,375		$1,819,546

Interest Rate Data
Fixed-Mortgage Loans	$968,367		$972,259		$1,065,330		$1,110,379		$1,126,253
Fixed-Exchangeable Senior Notes	162,500		200,000		200,000		200,000		200,000
Variable	485,756		534,021		489,021		385,589		349,589
Variable Subject to Interest Rate Protection (3)	250,000		150,000		150,000		150,000		150,000
	$1,866,623		$1,856,280		$1,904,351		$1,845,968		$1,825,842

% of Fixed Rate Loans (3)	73.98%		71.23%		74.32%		79.11%		80.85%
% of Variable Rate Loans (3)	26.02%		28.77%		25.68%		20.89%		19.15%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.44%		5.50%		5.60%		5.81%		5.96%
Unsecured Revolving Credit Facility	3.89%		4.25%		4.24%		4.93%		5.79%
Exchangeable Senior Notes	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	5.00%		5.11%		5.11%		5.42%		5.74%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.44	x	3.18	x	3.29	x	3.07	x	3.05	x
Interest Coverage - EBITDA	3.74	x	3.04	x	3.10	x	2.96	x	2.95	x
Debt Service Coverage - Combined NOI	3.00	x	2.73	x	2.78	x	2.59	x	2.50	x
Debt Service Coverage - EBITDA	3.26	x	2.61	x	2.62	x	2.49	x	2.41	x
Fixed Charge Coverage - Combined NOI	2.83	x	2.64	x	2.71	x	2.55	x	2.54	x
Fixed Charge Coverage - EBITDA	3.08	x	2.53	x	2.55	x	2.45	x	2.45	x

(1)

Includes $81.3 million due under our Revolving Construction Facility at December 31, 2008. This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)	As of December 31, 2008, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $191.3 million was available.
(3)

Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$50,000	5.036%	3/28/06	3/30/09
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues

(Net Income / Combined Real Estate Revenues)	20.73%	12.81%	13.11%	11.71%	10.46%

Combined NOI as a % of Combined Real Estate Revenues

(Combined NOI / Combined Real Estate Revenues)	64.49%	64.52%	65.35%	64.30%	66.93%

EBITDA as a % of Combined Real Estate Revenues

(EBITDA / Combined Real Estate Revenues)	70.26%	61.70%	61.54%	61.84%	64.55%

G&A as a % of Net Income

(G&A / Net Income)	33.80%	47.13%	46.96%	52.07%	57.99%

G&A as a % of Combined Real Estate Revenues

(G&A / Combined Real Estate Revenues)	7.00%	6.04%	6.16%	6.10%	6.07%

G&A as a % of EBITDA

(G&A / EBITDA)	9.97%	9.78%	10.01%	9.86%	9.40%

Recurring Capital Expenditures	$8,682	$7,008	$5,821	$4,782	$6,504

Recurring Capital Expenditures per average square foot of wholly owned properties	$0.47	$0.38	$0.32	$0.27	$0.37

Recurring Capital Expenditures as a % of NOI (Combined NOI)	12.99%	10.74%	9.09%	7.65%	10.24%

Quarterly Dividend Analysis

	2008								2007
	December 31		September 30		June 30		March 31		December 31
Common Share Dividends
Dividends per share/unit	$0.3725		$0.3725		$0.3400		$0.3400		$0.3400
Increase over prior quarter	0.0%		9.6%		0.0%		0.0%		0.0%

Common Dividend Payout Ratios
Earnings Payout	110.5%		215.0%		183.5%		219.4%		272.6%

Diluted FFO Payout	46.7%		61.4%		55.5%		58.5%		57.5%

Diluted AFFO Payout	61.0%		86.1%		75.4%		77.4%		81.2%

Dividend Coverage - Diluted FFO	2.14	x	1.63	x	1.80	x	1.71	x	1.74	x

Dividend Coverage - Diluted AFFO	1.64	x	1.16	x	1.33	x	1.29	x	1.23	x

Common Dividend Yields
Dividend Yield	4.85%		3.69%		3.96%		4.05%		4.32%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656		$0.47656		$0.47656		$0.47656		$0.47656
Preferred Share Dividend Yield	7.625%		7.625%		7.625%		7.625%		7.625%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000		$0.70000		$0.70000		$0.70000		$0.70000
Preferred Share Dividend Yield	5.600%		5.600%		5.600%		5.600%		5.600%
Quarter End Recorded Book Value	$50.00		$50.00		$50.00		$50.00		$50.00

Investor Composition and Analyst Coverage

(as of December 31, 2008)

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total

SHAREHOLDER CLASSIFICATION
Insiders	989,364	7,032,152	—	8,021,516	13.30%
Non-insiders	50,801,078	875,467	610,014	52,286,559	86.70%
	51,790,442	7,907,619	610,014	60,308,075	100.00%

	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007

RESEARCH COVERAGE
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	n/a	n/a	n/a	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
Merrill Lynch	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  December 31, 2008

(Dollars in thousands)

	Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

January - March	$2,650	$29,635	7.00%	$197	$750	5.95%	$—	$33,232
April - June	2,467	116	8.63%	195	40,589	2.86%	—	43,366
July - September	2,259	22,477	7.18%	199	—	0.00%	—	24,935
October - December	2,245	—	0.00%	205	—	0.00%	—	2,449
Total 2009	$9,620	$52,228	7.08%	$795	$41,339	2.92%	$—	$103,982

2010 (4)	$9,103	$52,177		$272	$12,481		$—	$74,033
2011 (5)	7,309	102,264		241	81,267		392,500	583,581
2012	5,816	257,523		260	—		—	263,600
2013	2,593	134,843		282	—		—	137,718
2014 (6)	890	8,212		305	—		—	9,407
2015	552	114,558		329	—		—	115,440
2016	321	113,169		356	—		—	113,846
2017	193	300,610		385	—		—	301,188
2018	—	—		417	—		—	417
2019	—	—		373	39		—	412
2020	—	—		—	—		—	—
	$36,397	$1,135,585		$4,015	$135,125		$392,500	$1,703,622

		Net premium to adjust to fair value of debt						501
		Mortgage and Other Loans Payable						$1,704,123

		Exchangeable Senior Notes (7)						$162,500
		Total Debt						$1,866,623

Notes:

(1)

Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	For the variable rate loans expiring in 2009, the interest rate used for this calculation was the rate at December 31, 2008.

(3)	As of December 31, 2008, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $191.3 million was available.

(4)	Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(5)

Includes $392.5 million due under our Revolving Credit Facility at December 31, 2008 that may be extended by us for a one-year period, subject to certain conditions. Also includes $81.3 million due under our Revolving Construction Facility at December 31, 2008 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(6)

We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(7)	Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - December 31, 2008

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		185,719
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,731
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,112
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	117,447
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,253
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
21	314 Sential Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,418,087	185,719

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,753
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	85,117
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,791
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,617
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,218
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,630,623	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,160
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,436
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,295
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						547,957	—

57	Subtotal (continued on next page)					4,596,667	185,719

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - December 31, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

57	Subtotal (continued from prior page)					4,596,667	185,719

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		105,964
1	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	105,964

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	612,109
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		131,451
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,055
8	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	79,135
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
17	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
27	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,234,720	131,451

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,511
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						447,837	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,012
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,798	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

104	Total Baltimore/Washington Corridor					7,834,175	423,134

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - December 31, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,137	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	127,857
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,453,791	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	137,037

15	Total Northern Virginia					2,609,030	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	14303 Lake Royer Drive	Fort Ritchie		1990/2007	S	6,370
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
3	14316 Lake Royer Drive	Fort Ritchie		1953	S	864
						10,248	—

5	Total Other					306,090	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	418,430
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	114,000
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest		1982/1985	M	508,412
3	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						517,086	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

5	Total San Antonio, Texas					640,061	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,821
	565 Space Center Drive	Colorado Springs East	Patriot Park		M		89,773
3	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
4	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
5	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						305,481	89,773

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office		M		145,723
1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
3	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S	43,721	10,024
4	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						231,640	229,687

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

17	Total Colorado Springs, Colorado					1,189,232	319,460

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					690,619	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,364
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	58,412
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,805
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						694,485	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,831	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,714
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,858
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						364,965	—

1	502 Washington Avenue	Towson		1984	M	91,343
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,091
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,580	—

29	Subtotal (continued on next page)					1,659,861	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,659,861	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,888

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	43,574
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,293
						205,800	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	36,626

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,068
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						208,368	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,362
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,358
						136,446	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,915

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,008

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,066
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,860
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,054
						79,980	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,840
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,840	—

63	Total Suburban Baltimore					3,207,050	—

238	TOTAL WHOLLY-OWNED PORTFOLIO					18,461,943	742,594

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2008

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	41,500	74,583
	5850 University Research Court	College Park	M Square Business Park		M		123,464
						41,500	198,047

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					97,366	198,047

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		148,130

	Total Baltimore/Washington Corridor					—	504,130

2	Total Consolidated Joint Venture Properties					97,366	702,177

18	TOTAL JOINT VENTURE PORTFOLIO					769,125	702,177

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

December 31, 2008

Number of Buildings	104	15	63	5	18	17	5	4	2	5	238
Rentable Square Feet	7,834,175	2,609,030	3,207,050	690,619	824,137	1,189,232	640,061	960,349	201,200	306,090	18,461,943
Occupied %	93.35%	97.36%	83.14%	97.72%	95.17%	94.26%	100.00%	100.00%	100.00%	100.00%	93.21%
Leased %	93.74%	97.40%	85.01%	97.72%	96.07%	94.26%	100.00%	100.00%	100.00%	100.00%	93.74%

September 30, 2008

Number of Buildings	103	14	63	5	18	17	5	4	2	4	235
Rentable Square Feet	7,830,380	2,471,993	3,205,153	694,476	824,137	1,189,023	600,643	960,349	201,200	305,226	18,282,580
Occupied %	92.38%	99.20%	84.28%	97.18%	93.48%	95.30%	100.00%	100.00%	100.00%	100.00%	93.17%
Leased %	93.33%	99.34%	87.81%	97.18%	95.31%	95.30%	100.00%	100.00%	100.00%	100.00%	94.29%

June 30, 2008

Number of Buildings	103	14	63	5	18	16	5	4	2	4	234
Rentable Square Feet	7,824,771	2,466,923	3,205,931	690,575	824,137	1,144,724	600,643	960,349	201,200	305,226	18,224,479
Occupied %	92.48%	99.34%	85.49%	97.58%	92.98%	94.90%	100.00%	100.00%	100.00%	100.00%	93.40%
Leased %	93.35%	99.34%	87.16%	97.73%	95.26%	95.32%	100.00%	100.00%	100.00%	100.00%	94.20%

March 31, 2008

Number of Buildings	101	14	64	5	18	14	3	4	3	4	230
Rentable Square Feet	7,778,724	2,466,923	3,245,225	690,575	824,683	916,449	477,668	960,349	242,598	305,226	17,908,420
Occupied %	91.89%	99.34%	83.84%	97.58%	93.20%	96.73%	100.00%	100.00%	100.00%	100.00%	92.89%
Leased %	93.39%	99.34%	86.57%	97.58%	94.09%	96.73%	100.00%	100.00%	100.00%	100.00%	94.07%

December 31, 2007

Number of Buildings	101	14	64	5	18	13	2	4	4	3	228
Rentable Square Feet	7,668,383	2,466,149	3,243,814	690,575	824,683	822,953	468,994	960,349	384,983	300,746	17,831,629
Occupied %	92.59%	98.60%	84.77%	97.80%	91.55%	96.66%	100.00%	100.00%	70.82%	100.00%	92.59%
Leased %	93.13%	98.77%	87.39%	98.28%	93.34%	96.66%	100.00%	100.00%	70.82%	100.00%	93.42%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

December 31, 2008

Number of Buildings	16	2	—	18
Rentable Square Feet	671,759	97,366	—	769,125
Occupied %	89.38%	94.79%	0.00%	90.07%
Leased %	89.88%	94.79%	0.00%	90.50%

September 30, 2008

Number of Buildings	16	2	1	19
Rentable Square Feet	671,759	97,366	78,171	847,296
Occupied %	89.90%	90.68%	100.00%	90.92%
Leased %	90.40%	94.79%	100.00%	91.79%

June 30, 2008

Number of Buildings	16	2	1	19
Rentable Square Feet	671,759	97,366	78,171	847,296
Occupied %	89.88%	86.32%	100.00%	90.41%
Leased %	89.88%	86.32%	100.00%	90.41%

March 31, 2008

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	89.64%	76.15%	100.00%	89.71%
Leased %	89.88%	76.15%	100.00%	89.91%

December 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	238	18,461,943	93.21%	93.74%
Add: Consolidated Joint Venture Properties	2	97,366	94.79%	94.79%
Subtotal	240	18,559,309	93.22%	93.75%
Add: Unconsolidated Joint Venture Properties	16	671,759	89.38%	89.88%
Entire Portfolio	256	19,231,068	93.08%	93.61%

Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2008 (1)

(Dollars in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (2) (3)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (4)

United States of America (5)	67	2,584,112	15.0%	$66,782	17.3%	6.3
Northrop Grumman Corporation (6)	16	1,139,591	6.6%	28,375	7.4%	7.7
Booz Allen Hamilton, Inc.	8	710,692	4.1%	19,985	5.2%	5.6
Computer Sciences Corporation (6)	4	454,645	2.6%	11,875	3.1%	2.6
L-3 Communications Holdings, Inc. (6)	5	267,354	1.6%	9,730	2.5%	5.3
Unisys Corporation (7)	5	760,145	4.4%	9,052	2.3%	4.7
General Dynamics Corporation (6)	10	293,329	1.7%	7,753	2.0%	1.6
The Aerospace Corporation	3	245,598	1.4%	7,301	1.9%	6.1
ITT Corporation (6)	9	290,312	1.7%	6,820	1.8%	5.5
Wachovia Corporation (6)	4	183,577	1.1%	6,622	1.7%	9.6
Comcast Corporation (6)	11	342,266	2.0%	6,514	1.7%	3.2
AT&T Corporation (6)	8	306,988	1.8%	5,692	1.5%	4.5
The Boeing Company (6)	4	143,480	0.8%	4,241	1.1%	4.7
Ciena Corporation	4	229,848	1.3%	4,200	1.1%	3.3
BAE Systems PLC (6)	7	212,339	1.2%	3,171	0.8%	3.9
The Johns Hopkins Institutions (6)	4	128,827	0.7%	3,011	0.8%	7.7
Science Applications International Corp. (6)	9	137,142	0.8%	2,957	0.8%	0.8
Merck & Co., Inc. (Unisys) (6) (7)	2	225,900	1.3%	2,719	0.7%	3.6
Magellan Health Services, Inc.	2	113,727	0.7%	2,673	0.7%	2.6
AARP	1	104,695	0.6%	2,571	0.7%	12.9

Subtotal Top 20 Office Tenants	183	8,874,567	51.6%	212,044	55.0%	5.7
All remaining tenants	778	8,333,261	48.4%	173,326	45.0%	3.7
Total/Weighted Average	961	17,207,828	100.0%	$385,370	100.0%	4.8

(1)  Table excludes owner occupied leasing activity which represents 149,601 square feet with a weighted average remaining lease term of 6.5 years as of December 31, 2008.

(2)  Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2008, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.

(3)  Order of tenants is based on Annualized Rent.

(4)  The weighting of the lease term was computed using Total Rental Revenue.

(5)  Many of our government leases are subject to early termination provisions which are customary to government leases.

The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)  Includes affiliated organizations or agencies.

(7)  Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$48,317	$46,139	$46,426	$45,577	$43,101
Northern Virginia	19,563	19,523	18,927	19,004	18,421
Suburban Baltimore	13,475	13,912	13,502	13,910	14,464
Suburban Maryland	4,889	4,966	4,907	4,584	4,355
Colorado Springs	5,897	5,612	4,691	4,172	3,794
St. Mary’s and King George Counties	3,317	3,328	3,134	3,160	3,200
San Antonio	2,763	2,641	1,999	1,908	1,895
Greater Philadelphia	2,506	2,507	2,506	2,506	2,506
Central New Jersey	638	591	586	752	943
Other	3,099	2,775	2,257	2,577	2,749
Subtotal	104,464	101,994	98,935	98,150	95,428
Eliminations / other	(865)	(905)	(904)	(878)	(527)

Combined Real Estate Revenue	$103,599	$101,089	$98,031	$97,272	$94,901

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$31,208	$29,676	$30,740	$29,362	$28,822
Northern Virginia	11,801	12,005	11,672	12,020	11,868
Suburban Baltimore	7,503	7,918	7,811	7,587	8,643
Suburban Maryland	3,036	2,968	3,320	2,920	2,743
Colorado Springs	3,791	3,753	2,953	2,590	2,337
St. Mary’s and King George Counties	2,417	2,471	2,387	2,418	2,440
San Antonio	1,909	1,945	1,556	1,475	1,438
Greater Philadelphia	2,451	2,464	2,466	2,442	2,477
Central New Jersey	599	533	548	543	653
Other	2,299	2,039	1,343	1,838	2,095
Subtotal	67,014	65,772	64,796	63,195	63,516
Eliminations / other	(201)	(549)	(733)	(652)	3

Combined NOI	$66,813	$65,223	$64,063	$62,543	$63,519

Same Office Property Cash Net Operating Income by Year

(Dollars in thousands)

	Year Ended December 31,
	2008	2007

Office Properties: (1)

Baltimore/Washington Corridor	$105,976	$105,742
Northern Virginia	45,068	42,557
Suburban Baltimore	11,765	11,352
Suburban Maryland	10,937	9,201
Colorado Springs	8,529	7,950
St. Mary’s and King George Counties	9,440	9,518
Greater Philadelphia	10,817	10,670
Central New Jersey	2,201	1,819

Total Office Properties	$204,733	$198,809
Less: Lease termination fees, gross	(554)	(2,891)
Same Office Cash NOI, adjusted for lease termination fees	$204,179	$195,918

Same Office Property GAAP Net Operating Income by Year

(Dollars in thousands)

	Year Ended December 31,
	2008	2007

Office Properties: (1)

Baltimore/Washington Corridor	$108,750	$108,829
Northern Virginia	46,616	45,576
Suburban Baltimore	12,842	12,589
Suburban Maryland	11,754	9,991
Colorado Springs	8,819	8,975
St. Mary’s and King George Counties	9,699	9,610
Greater Philadelphia	9,832	9,902
Central New Jersey	2,258	2,320

Total Office Properties	$210,570	$207,792

GAAP net operating income for same office properties	$210,570	$207,792
Less: Straight-line rent adjustments	(4,452)	(7,081)
Less: Amortization of deferred market rental revenue	(1,385)	(1,902)
Cash net operating income for same office properties	$204,733	$198,809
Less: Lease termination fees, gross	(554)	(2,891)
Cash net operating income for same office properties, adjusted for lease termination fees	$204,179	$195,918

(1)  Same office properties represent buildings owned and 100% operational since January 1, 2007. Amounts reported do not include the effects of eliminations.

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$29,167	$27,781	$28,691	$27,354	$27,456
Northern Virginia	11,469	11,235	11,055	11,309	11,146
Suburban Baltimore	7,187	7,344	7,271	7,066	8,162
Suburban Maryland	2,652	2,852	2,754	2,679	2,529
Colorado Springs	2,035	2,166	2,104	2,359	2,101
St. Mary’s and King George Counties	2,329	2,400	2,352	2,360	2,394
Greater Philadelphia	2,725	2,739	2,688	2,665	2,697
Central New Jersey	595	525	535	547	566
Other	1,140	1,254	794	1,147	1,223

Total Office Properties	$59,299	$58,296	$58,244	$57,486	$58,274
Less: Lease termination fees, gross	(200)	(209)	(59)	(99)	(688)
Same Office Cash NOI, adjusted for lease termination fees	$59,099	$58,087	$58,185	$57,387	$57,586

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$29,961	$28,482	$29,616	$28,332	$28,442
Northern Virginia	11,594	11,811	11,418	11,794	11,635
Suburban Baltimore	7,533	7,964	7,779	7,530	8,519
Suburban Maryland	2,835	3,037	2,963	2,920	2,742
Colorado Springs	2,083	2,228	2,174	2,499	2,367
St. Mary’s and King George Counties	2,418	2,472	2,388	2,420	2,441
Greater Philadelphia	2,452	2,465	2,469	2,446	2,478
Central New Jersey	601	539	554	565	585
Other	1,315	1,479	910	1,356	1,432

Total Office Properties	$60,792	$60,477	$60,271	$59,862	$60,641

GAAP net operating income for same office properties	$60,792	$60,477	$60,271	$59,862	$60,641
Less: Straight-line rent adjustments	(1,057)	(1,797)	(1,664)	(2,005)	(2,025)
Less: Amortization of deferred market rental revenue	(436)	(384)	(363)	(371)	(342)
Cash net operating income for same office properties	$59,299	$58,296	$58,244	$57,486	$58,274
Less: Lease termination fees, gross	(200)	(209)	(59)	(99)	(688)
Cash net operating income for same office properties, properties adjusted for lease termination fees	$59,099	$58,087	$58,185	$57,387	$57,586

(1)  Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties for Quarter (1)

	Baltimore / Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St.Mary’s and King George Counties	Colorado Springs	Greater Philadelphia	Central New Jersey	Other	Total Office

4th Quarter 2008 Average

Number of Buildings	99	14	63	6	18	12	4	2	2	220
Rentable Square Feet	7,500,498	2,471,993	3,206,476	746,456	824,137	782,724	960,349	201,200	199,370	16,893,203
Percent Occupied	94.00%	99.60%	82.64%	97.09%	94.41%	92.15%	100.00%	100.00%	100.00%	93.22%

3rd Quarter 2008 Average

Number of Buildings	99	14	63	6	18	12	4	2	2	220
Rentable Square Feet	7,498,711	2,470,303	3,206,439	747,741	824,137	782,130	960,349	201,200	199,370	16,890,380
Percent Occupied	93.54%	99.29%	84.98%	96.23%	93.78%	92.98%	100.00%	100.00%	100.00%	93.38%

2nd Quarter 2008 Average

Number of Buildings	99	14	63	6	18	12	4	2	2	220
Rentable Square Feet	7,495,020	2,466,923	3,213,666	746,441	824,319	781,937	960,349	201,200	199,370	16,889,225
Percent Occupied	93.15%	99.34%	84.80%	95.98%	92.83%	92.43%	100.00%	100.00%	100.00%	93.09%

1st Quarter 2008 Average

Number of Buildings	99	14	63	6	18	12	4	2	2	220
Rentable Square Feet	7,495,168	2,466,428	3,205,354	746,441	824,683	781,937	960,349	201,200	197,247	16,878,807
Percent Occupied	92.45%	99.34%	83.94%	96.18%	92.42%	96.17%	100.00%	100.00%	100.00%	92.79%

4th Quarter 2007 Average

Number of Buildings	99	14	63	6	18	12	4	2	2	220
Rentable Square Feet	7,494,586	2,466,149	3,204,853	746,441	824,683	780,833	960,349	201,200	197,904	16,876,998
Percent Occupied	92.94%	98.88%	84.39%	96.18%	91.81%	96.27%	100.00%	100.00%	100.00%	92.99%

(1)  Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of December 31, 2008 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	90	1,348,463	49.5%	7.8%	$26,941	7.0%	$19.98
Northern Virginia	21	212,447	7.8%	1.2%	5,589	1.5%	26.31
Suburban Baltimore	59	416,578	15.3%	2.4%	7,556	2.0%	18.14
Suburban Maryland	10	170,706	6.3%	1.0%	4,089	1.1%	23.96
St. Mary’s and King George Cos.	12	131,954	4.8%	0.8%	2,123	0.6%	16.09
Greater Philadelphia	1	292,793	10.8%	1.7%	2,986	0.8%	10.20
Colorado Springs	10	146,767	5.4%	0.9%	3,026	0.8%	20.62
Other	2	2,330	0.1%	0.0%	28	0.0%	11.83
2009	205	2,722,038	100.0%	15.8%	52,339	13.6%	19.23

Baltimore/Washington Corridor	69	990,904	40.0%	5.8%	23,641	6.1%	23.86
Northern Virginia	20	591,942	23.9%	3.4%	14,742	3.8%	24.90
Suburban Baltimore	57	240,232	9.7%	1.4%	5,432	1.4%	22.61
Suburban Maryland	4	184,522	7.5%	1.1%	3,526	0.9%	19.11
St. Mary’s and King George Cos.	12	168,042	6.8%	1.0%	2,702	0.7%	16.08
Greater Philadelphia	1	239,637	9.7%	1.4%	2,444	0.6%	10.20
Colorado Springs	6	55,350	2.2%	0.3%	1,133	0.3%	20.48
Other	1	4,904	0.2%	0.0%	82	0.0%	16.80
2010	170	2,475,533	100.0%	14.4%	53,702	13.9%	21.69

Baltimore/Washington Corridor	49	841,612	47.7%	4.9%	17,867	4.6%	21.23
Northern Virginia	10	89,964	5.1%	0.5%	2,712	0.7%	30.14
Suburban Baltimore	72	491,779	27.9%	2.9%	10,120	2.6%	20.58
Suburban Maryland	8	51,605	2.9%	0.3%	1,465	0.4%	28.38
St. Mary’s and King George Cos.	7	69,622	3.9%	0.4%	1,134	0.3%	16.29
Colorado Springs	12	219,463	12.4%	1.3%	3,978	1.0%	18.13
2011	158	1,764,045	100.0%	10.3%	37,275	9.7%	21.13

Baltimore/Washington Corridor	39	1,151,529	45.1%	6.7%	29,193	7.6%	25.35
Northern Virginia	11	119,789	4.7%	0.7%	3,565	0.9%	29.76
Suburban Baltimore	48	657,955	25.8%	3.8%	12,143	3.2%	18.46
Suburban Maryland	3	38,310	1.5%	0.2%	962	0.2%	25.12
St. Mary’s and King George Cos.	9	209,981	8.2%	1.2%	3,730	1.0%	17.76
Greater Philadelphia	1	219,065	8.6%	1.3%	2,565	0.7%	11.71
Colorado Springs	8	76,488	3.0%	0.4%	1,628	0.4%	21.28
San Antonio	2	78,359	3.1%	0.5%	930	0.2%	11.86
2012	121	2,551,476	100.0%	14.8%	54,716	14.2%	21.44

Baltimore/Washington Corridor	52	1,116,680	59.4%	6.5%	32,135	8.3%	28.78
Northern Virginia	8	138,753	7.4%	0.8%	3,949	1.0%	28.46
Suburban Baltimore	34	394,216	21.0%	2.3%	7,080	1.8%	17.96
Suburban Maryland	2	7,066	0.4%	0.0%	199	0.1%	28.15
St. Mary’s and King George Cos.	6	99,094	5.3%	0.6%	1,543	0.4%	15.57
Colorado Springs	5	120,982	6.4%	0.7%	2,453	0.6%	20.28
Other	1	3,014	0.2%	0.0%	—	0.0%	0.00
2013	108	1,879,805	100.0%	10.9%	47,359	12.3%	25.19

Baltimore/Washington Corridor	72	1,836,878	31.9%	10.7%	49,912	13.0%	27.17
Northern Virginia	25	1,383,238	24.0%	8.0%	41,758	10.8%	30.19
Suburban Baltimore	49	442,915	7.7%	2.6%	7,848	2.0%	17.72
Suburban Maryland	9	222,696	3.9%	1.3%	5,149	1.3%	23.12
St. Mary’s and King George Cos.	5	102,212	1.8%	0.6%	1,904	0.5%	18.63
Greater Philadelphia	2	208,854	3.6%	1.2%	3,129	0.8%	14.98
Colorado Springs	8	501,951	8.7%	2.9%	9,761	2.5%	19.45
San Antonio	4	561,702	9.8%	3.3%	8,925	2.3%	15.89
Central New Jersey	2	201,200	3.5%	1.2%	2,340	0.6%	11.63
Other	2	295,842	5.1%	1.7%	8,442	2.2%	28.54
Thereafter	178	5,757,488	100.0%	33.5%	139,170	36.1%	24.17

Other (4)	21	57,443	100.0%	0.3%	810	0.2%	14.10

Total / Average	961	17,207,828		100.0%	$385,371	100.0%	$22.40

NOTE:  As of December 31, 2008, the weighted average lease term for the wholly owned properties is 4.8 years.

(1)	This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 99,044 square feet yet to commence as of December 31, 2008.

(2)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)	Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2008 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Annual Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s & King George Counties	Colorado Springs	Central New Jersey	Greater Philadelphia	Total Office

For Year Ended December 31, 2008:
Expiring Square Feet	953,574	118,406	562,908	19,609	286,414	177,146	—	375,760	2,493,817
Vacated Square Feet	167,542	14,659	295,739	3,021	15,103	51,166	—	—	547,230
Renewed Square Feet	786,032	103,747	267,169	16,588	271,311	125,980	—	375,760	1,946,587
Retention Rate (% based upon square feet)	82.43%	87.62%	47.46%	84.59%	94.73%	71.12%	0.00%	100.00%	78.06%

Renewed Space Only:
Change in Total Rent - GAAP	18.63%	3.38%	2.37%	0.01%	9.52%	14.62%	0.00%	33.61%	15.58%
Change in Total Rent - Cash	10.14%	-5.85%	0.05%	-3.45%	5.47%	9.03%	0.00%	3.38%	6.10%

Average Capital Cost per Square Foot	$6.34	$9.88	$2.99	$2.93	$1.76	$2.13	$—	$16.66	$7.12

Renewed & Retenanted Space:
Change in Total Rent - GAAP	15.02%	2.63%	0.68%	0.86%	8.81%	13.79%	0.00%	33.61%	12.43%
Change in Total Rent - Cash	6.69%	-5.79%	-3.26%	-2.94%	4.67%	8.43%	0.00%	3.38%	3.49%

Average Capital Cost per Square Foot	$8.94	$11.83	$9.66	$3.60	$2.50	$2.78	$—	$16.66	$9.25

For Year Ended December 31, 2007:
Expiring Square Feet	1,209,747	132,194	855,084	7,954	175,157	14,421	6,412	—	2,400,969
Vacated Square Feet	353,882	83,066	273,094	—	20,776	4,811	6,412	—	742,041
Renewed Square Feet	855,865	49,128	581,990	7,954	154,381	9,610	—	—	1,658,928
Retention Rate (% based upon square feet)	70.75%	37.16%	68.06%	100.00%	88.14%	66.64%	0.00%	0.00%	69.09%

Renewed Space Only:
Change in Total Rent - GAAP	13.53%	2.54%	3.85%	-9.98%	11.65%	-1.63%	0.00%	0.00%	9.52%
Change in Total Rent - Cash	5.60%	-7.01%	-1.27%	-19.53%	5.20%	-7.28%	0.00%	0.00%	2.54%

Average Capital Cost per Square Foot	$6.80	$4.65	$4.92	$15.02	$4.97	$3.75	$—	$—	$5.93

Renewed & Retenanted Space:
Change in Total Rent - GAAP	11.62%	4.14%	1.00%	-9.98%	10.77%	0.85%	0.00%	0.00%	7.26%
Change in Total Rent - Cash	4.62%	-4.79%	-3.85%	-19.35%	4.25%	-3.65%	0.00%	0.00%	0.88%

Average Capital Cost per Square Foot	$9.68	$11.49	$10.03	$15.02	$5.09	$5.70	$—	$—	$9.58

For Year Ended December 31, 2006:
Expiring Square Feet	872,387	349,322	311,800	91,307	195,834	70,196	60,004	—	1,950,850
Vacated Square Feet (1)	287,859	217,166	237,928	17,730	43,985	11,422	54,755	—	870,845
Renewed Square Feet	584,528	132,156	73,872	73,577	151,849	58,774	5,249	—	1,080,005
Retention Rate (% based upon square feet)	67.00%	37.83%	23.69%	80.58%	77.54%	83.73%	8.75%	0.00%	55.36%

Renewed Space Only:
Change in Total Rent - GAAP	16.11%	6.02%	4.46%	-1.35%	2.57%	-7.13%	1.95%	0.00%	9.71%
Change in Total Rent - Cash	5.87%	-0.95%	-1.14%	-9.64%	-1.58%	-5.21%	1.18%	0.00%	1.79%

Average Capital Cost per Square Foot	$2.76	$5.11	$8.96	$2.18	$1.07	$4.27	$0.77	$—	$3.27

Renewed & Retenanted Space:
Change in Total Rent - GAAP	18.67%	-2.15%	2.66%	-5.54%	0.99%	-7.13%	3.67%	0.00%	7.60%
Change in Total Rent - Cash	9.20%	-7.98%	-4.40%	-11.67%	-3.06%	-5.21%	2.60%	0.00%	0.51%

Average Capital Cost per Square Foot	$7.53	$23.34	$17.47	$5.97	$1.81	$4.27	$5.02	$—	$11.04

Notes:	No renewal or retenanting activity transpired in our San Antonio or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

(1)  Our vacated space in our Northern Virginia portfolio for year ended December 31, 2006 includes a lease for 99,121 square feet in our 13200 Woodland Park Road building (known as One Dulles Tower) due to its early termination.  This entire space was retenanted for nine years and was included in our retenanting statistics in the third quarter 2006. Excluding the effect of this early termination, our retention rate would have been 58.32% for the year ended December 31, 2006.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2008

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Greater Philadelphia	Total Office

Quarter Ended December 31, 2008:

Expiring Square Feet	122,483	54,255	87,721	11,719	45,067	35,026	42,695	398,966
Vacated Square Feet	8,278	—	66,867	—	3,708	5,083	—	83,936
Renewed Square Feet	114,205	54,255	20,854	11,719	41,359	29,943	42,695	315,030
Retention Rate (% based upon square feet)	93.24%	100.00%	23.77%	100.00%	91.77%	85.49%	100.00%	78.96%

Renewed Space Only:
Average Committed Cost per Square Foot	$3.36	$16.06	$2.23	$0.84	$0.93	$7.10	$40.00	$10.38
Weighted Average Lease Term in years	4.2	5.0	2.4	1.0	2.4	5.0	10.0	4.7

Change in Total Rent - GAAP	5.46%	-3.75%	5.10%	7.42%	5.14%	4.56%	30.18%	5.25%
Change in Total Rent - Cash	-3.37%	-12.88%	2.75%	3.29%	4.10%	-4.06%	15.15%	-2.97%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$4.98	$16.06	$7.58	$0.84	$2.76	$7.10	$40.00	$11.08
Weighted Average Lease Term in years	4.3	5.0	4.8	1.0	2.7	5.0	10.0	4.9

Change in Total Rent - GAAP	4.51%	-3.75%	3.68%	7.42%	5.13%	4.56%	30.18%	4.70%
Change in Total Rent - Cash	-3.96%	-12.88%	-3.27%	3.29%	3.98%	-4.06%	15.15%	-3.49%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of December 31, 2008 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet at 12/31/08	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

3535 Northrop Grumman Point	Colorado Springs East	6/10/2008	1	124,305	100.0%	$23,235	$23,240

1560 Cable Ranch Road (Buildings A and B)	San Antonio Northwest	6/19/2008	2	122,975	100.0%	17,300	17,317

Total			3	247,280		$40,535	$40,557

(1)  Includes operational buildings only.

(2)  Initial accounting investment recorded by property.

Year to Date Wholly Owned Disposition Summary as of December 31, 2008 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Building Count	Square Feet	Contractual Sales Price

429 Ridge Road	Exit 8A — Cranbury	1/31/2008	1	142,385	$17,000

47 Commerce Drive	Exit 8A — Cranbury	4/1/2008	1	41,398	3,150

7253 Ambassador Road	Baltimore County Westside	6/2/2008	1	38,930	5,100

Total			3	222,713	$25,250

(1)  Includes operational buildings only.

Development Summary as of December 31, 2008

(Dollars in thousands)

		Wholly						Actual or
		Owned	Total					Anticipated
		or Joint	Rentable		Anticipated		Outstanding	Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	12/31/2008	Date (2)	Date (3)

Under Construction

5850 University Research Court College Park, Maryland	College Park	JV	123,464	100%	$24,916	$6,885	—	4Q 09	1Q 10

Subtotal Government			123,464	100%	$24,916	$6,885	$—
% of Total Drivers			11%

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	100%	$34,699	$27,848	$20,400	4Q 08	2Q 09

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	23%	30,777	20,724	14,902	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	185,719	39%	49,069	28,225	13,318	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	89,773	0%	17,934	10,876	7,859	2Q 09	2Q 10

Subtotal Defense Information Technology			552,666	43%	$132,479	$87,673	$56,478
% of Total Drivers			47%

7740 Milestone Parkway Hanover, Maryland	BWI Airport	JV	148,130	6%	$35,938	$27,802	$—	3Q 08	3Q 09

9945 Federal Drive (Hybrid I) Colorado Springs, Colorado	I-25 North Corridor	Owned	73,940	0%	12,149	8,366	5,797	3Q 08	3Q 09

9925 Federal Drive (Hybrid II) Colorado Springs, Colorado (4)	I-25 North Corridor	Owned	53,745	91%	8,760	8,080	5,643	3Q 08	3Q 09

Subtotal Market Demand			275,815	21%	$56,847	$44,248	$11,440
% of Total Drivers			23%

5825 University Research Court College Park, Maryland (5)	College Park	JV	116,083	53%	$20,338	$18,309	$—	1Q 08	1Q 09

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	105,964	26%	21,785	16,866	13,348	3Q 08	3Q 09

Subtotal Research Park			222,047	40%	$42,123	$35,175	$13,348
% of Total Drivers			19%

Total Under Construction			1,173,992	43%	$256,365	$173,981	$81,267

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased

Baltimore/Washington Corridor	49%	571,264	42%

Colorado Springs	31%	363,181	23%

Suburban Maryland	20%	239,547	77%

Total Under Construction by Region	100%	1,173,992	43%

(1)	Anticipated Total Cost includes land, construction and leasing costs.
(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)	Although classified as “Under Construction,” 43,721 square feet are operational.
(5)	Although classified as “Under Construction,” 41,500 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through specific research park relationship.

Development Summary as of December 31, 2008 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total				Anticipated
		or Joint	Rentable		Anticipated		Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	356,000	0%	$43,554	$27,744	3Q 09	3Q 10

Subtotal Baltimore/Washington Corridor			356,000	0%	$43,554	$27,744

Total Redevelopment			356,000	0%	$43,554	$27,744

Under Development

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	70,000		$15,200	$2,222	1Q 11	1Q 12

324 Sentinel Drive (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	121,250		27,700	4,178	2Q 10	4Q 10

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,000		24,100	2,052	2Q 10	4Q 10

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,000		24,100	2,069	2Q 10	4Q 10

Subtotal Government			441,250		$91,100	$10,521
% of Total Drivers			58%

308 Sentinel Way (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	161,200		$38,000	$3,216	4Q 10	4Q 11

Northgate Business Park (Lot A) Aberdeen, Maryland	Harford County	Owned	82,131		17,900	1,968	2Q 10	2Q 11

Northgate Business Park (Lot C) Aberdeen, Maryland	Harford County	Owned	82,405		18,000	2,014	3Q 10	3Q 11

Subtotal Defense Information Technology			325,736		$73,900	$7,197
% of Total Drivers			42%

Total Under Development			766,986		$165,000	$17,718

	% of Total	Total Rentable
Regions	Regions	Square Feet

Baltimore/Washington Corridor	46%	352,450

San Antonio	33%	250,000

Suburban Baltimore	21%	164,536

Total Under Development by Region	100%	766,986

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of December 31, 2008

(Dollars in thousands)

										Percentage of
		Wholly	Total							Development Square
		Owned or	Rentable	Development Square Feet Placed Into Service						Feet Placed Into
		Joint Venture	Square	Year 2007	Year 2008					Service Leased
Property and Location	Submarket	(JV)	Feet		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter		as of 12/31/08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	155,731	48,377	107,354	—	—	—	(1)	78.9%

9965 Federal Drive Colorado Springs, Colorado	I-25 North Corridor	Owned	74,749	41,120	33,629	—	—	—	(2)	100.0%

1055 North Newport Road Colorado Springs, Colorado	Colorado Springs East	Owned	59,763	—	59,763	—	—	—		100.0%

1362 Mellon Road Hanover, Maryland	BWI Airport	Owned	43,295	—	—	43,295	—	—		0.0%

5825 University Research Court College Park, Maryland	College Park	JV	116,083	—	—	41,500	—	—		100.0%

655 Space Center Drive (Patriot Park 6) Colorado Springs, Colorado	Colorado Springs East	Owned	103,970	—	—	103,970	—	—		100.0%

9925 Federal Drive Colorado Springs, Colorado	I-25 North Corridor	Owned	53,745	—	—	—	43,721	—		100.0%

7700 Potranco Road, Building C San Antonio, Texas	San Antonio Northwest	Owned	38,255	—	—	—	—	38,255		100.0%

7700 Potranco Road, Building HI San Antonio, Texas	San Antonio Northwest	Owned	52,352	—	—	—	—	52,352		100.0%
Total Development Placed Into Service			697,943	89,497	200,746	188,765	43,721	90,607		87.5%

2900 Towerview Road Herndon, Virginia	Route 28 South	Owned (3)	137,037	—	—	—	—	58,866	(4)	0%
Total Redevelopment Placed Into Service			137,037	—	—	—	—	58,866		0%

(1)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 48,377 square feet were placed into service.

(2)  In March 2008, 100% of this building became operational.  As of December 31, 2007, 41,120 square feet were placed into service.

(3)  We owned this property through an entity in which we had a 92.5% interest until December 2008, at which time we became the sole owner.

(4)  Although classified as “Redevelopment” during 2008, 78,171 square feet was operational.

Land Inventory as of December 31, 2008

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	23	400,460
Westfields – Park Center	Dulles South	owned	—		—	33	674,163
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	61	1,299,623

National Business Park (Phase II)	BWI Airport	owned	—		—	26	565,000
National Business Park (Phase III)	BWI Airport	owned	—		—	194	1,475,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,651,870	251	2,523,941

White Marsh	White Marsh	owned	—		—	152	1,692,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
Northgate Business Park	Harford County	owned	—		—	45	600,464
Total Suburban Baltimore			—		—	197	2,332,464

110 Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Route 15 / Biggs Ford Road	Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland			49		510,453	123	1,390,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	39	122,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	46	182,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,257
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	194	2,502,849

San Antonio	San Antonio Northwest	owned	—		—	9	125,000
San Antonio	San Antonio Northwest	owned	—		—	31	375,000
San Antonio	San Antonio Northwest	owned				31	500,000
Westpointe Business Center	San Antonio Northwest	owned	—		—	15	250,000
Total San Antonio			—		—	86	1,250,000

Indian Head	Charles County, MD	JV- 75% ownership	169		827,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			169		827,250	591	1,700,000

TOTAL			274		2,989,573	1,611	14,030,877

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 40 and 41.

(1) The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of December 31, 2008

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 12/31/08	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,530	$—	N/A	Yes

7468 Candlewood Road (2) Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	27,893	—	N/A	Yes

Indian Head Technology Center Business Park Indian Head, Maryland	75.0%	Land Inventory	827,250	169 acres	5,243	—	N/A	No

7740-7744 Milestone Parkway (3) Hanover, Maryland	50.0%	Construction/ Land Inventory	451,730	23 acres	27,820	—	N/A	No

5825 University Research Court College Park, Maryland	45.0%	Construction	116,083	8 acres	20,985	—	N/A	No

5850 University Research Court College Park, Maryland	45.0%	Construction	123,464	8 acres	8,129	—	N/A	No

M Square Research Park College Park, Maryland	45.0%	Land Inventory	510,453	49 acres	2,412	—	N/A	No

TOTAL					$97,012	$—

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 12/31/08	to COPT	Interest

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,770)	$66,600	No	No

(1)	Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.
(2)	The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.
(3)	In this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2008				2007
	December 31	September 30	June 30	March 31	December 31

Total Assets or Denominator for Debt to Total Assets	$3,112,867	$3,099,728	$3,010,470	$2,936,744	$2,931,853
Accumulated depreciation	343,110	339,429	320,879	303,709	288,747
Intangible assets on real estate acquisitions, net	91,848	98,282	104,136	102,647	108,661
Assets other than assets included in investment in real estate	(335,978)	(362,441)	(309,303)	(319,680)	(327,914)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,211,847	$3,174,998	$3,126,182	$3,023,420	$3,001,347

GAAP revenues from real estate operations	$103,599	$101,086	$97,946	$97,002	$94,352
Revenues from discontinued operations	—	3	85	270	549
Combined real estate revenues	$103,599	$101,089	$98,031	$97,272	$94,901

GAAP revenues from real estate operations	$103,599	$101,086	$97,946	$97,002	$94,352
Property operating expenses	(36,786)	(35,854)	(33,957)	(34,542)	(31,090)
Revenues from discontinued operations	—	3	85	270	549
Property operating expenses from discontinued operations	—	(12)	(11)	(187)	(292)
Combined net operating income	$66,813	$65,223	$64,063	$62,543	$63,519

Depreciation and amortization	$27,290	$25,583	$24,955	$24,892	$25,889
Depreciation and amortization from discontinued operations	—	—	—	52	718
Combined real estate related depreciation and other amortization	$27,290	$25,583	$24,955	$24,944	$26,607

Total tenant improvements and incentives on operating properties	$5,472	$6,305	$4,731	$3,847	$2,692
Total capital improvements on operating properties	4,434	3,179	2,631	1,017	4,748
Total leasing costs for operating properties	1,269	999	520	1,245	1,850
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,615)	(1,995)	(1,287)	(795)	(811)
Less: Nonrecurring capital improvements on operating properties	(836)	(1,299)	(866)	(502)	(1,442)
Less: Nonrecurring leasing costs for operating properties	(49)	(217)	(22)	(30)	(575)
Add: Recurring improvements on operating properties held through joint ventures	7	36	114	—	42
Recurring capital expenditures	$8,682	$7,008	$5,821	$4,782	$6,504

Interest expense from continuing operations	$20,512	$21,675	$20,347	$21,112	$21,689
Interest expense from discontinued operations	—	—	10	41	80
Combined interest expense	$20,512	$21,675	$20,357	$21,153	$21,769
Less: Amortization of deferred financing costs	(1,073)	(1,169)	(910)	(803)	(970)
Denominator for interest coverage	$19,439	$20,506	$19,447	$20,350	$20,799
Scheduled principal amortization	2,858	3,424	3,566	3,820	4,611
Denominator for Debt Service Coverage	$22,297	$23,930	$23,013	$24,170	$25,410
Scheduled principal amortization	(2,858)	(3,424)	(3,566)	(3,820)	(4,611)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,026	4,025	4,025
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$23,630	$24,696	$23,638	$24,540	$24,989

Common dividends for Earnings Payout Ratio	$19,283	$19,183	$16,197	$16,173	$16,097
Common distributions	2,946	3,021	2,772	2,771	2,777
Dividends and distributions for FFO and AFFO Payout Ratio	$22,229	$22,204	$18,969	$18,944	$18,874

Income tax expense from continuing operations	$99	$97	$(107)	$112	$89
Income tax expense from gain on sales of discontinued operations	—	—	—	—	44
Income tax expense from gain on other sales of real estate	—	—	5	573	1,068
Combined income tax expense	$99	$97	$(102)	$685	$1,201